MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund


                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the President and Chief Executive Officer of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby certifies, with respect to the Fund's Form N-CSR for the period ended January 31, 2005 as filed with the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: April 8, 2005                              /s/ Clifford D. Corso
                                                  ------------------------------
                                                  Clifford D. Corso
                                                  President
                                                  (Principal Executive Officer)

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund



                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the Treasurer and Chief Financial Officer of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") hereby certifies, with respect to the Fund's Form N-CSR for the period ended January 31, 2005 as filed with the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated:  April 8, 2005                              /s/ Marc D. Morris
                                                   -----------------------------
                                                   Marc D. Morris
                                                   Treasurer
                                                   (Principal Financial Officer)